UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 23, 2014

                          SYNERGY RESOURCES CORPORATION
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

    Colorado                            None                    20-2835920
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
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          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure  of  Directors  or  Certain  Officers;  Election  of
           Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective June 1, 2013 the Company entered into a new employment agreements with Ed Holloway, and William E. Scaff, Jr., the Co-Chief Executive Officers of the Company. The employment agreements, which expire on May 31, 2016, provide that the Company will pay Mr. Holloway and Mr. Scaff each an annual salary of $420,000 and require Mr. Holloway and Mr. Scaff to devote approximately 80% of their time to the Company.

     Effective June 23, 2014 the Company amended its employment agreements with Mr. Holloway and Mr. Scaff, Jr. The amended employment agreements provide that the Company will pay Mr. Holloway and Mr. Scaff each an annual salary of $540,000. Mr. Holloway and Mr. Scaff will also receive a stock grant in the amount of 60,000 shares which will vest at the rate of 2,500 shares per month for each month through June 1, 2016, with the first vesting of 2,500 shares on June 23, 2014. All other provisions of the employment agreements remain in effect.

     The amendments to the employment agreements with Mr. Holloway and Mr. Scaff were approved by the Company's Compensation Committee and Board of Directors.

     On  June  23,  2014  the   Company's   directors   approved  the  following
compensation arrangements for the Company's directors:

     o each non-employee Board member will be granted 5,000 shares of the Company's common stock; and

     o each non-employee Board member will be paid an annual retainer of $80,000 payable in cash or shares of the Company's common stock.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 24, 2014

                                      SYNERGY RESOURCES CORPORATION



                                   By:/s/ Frank L. Jennings
                                      ----------------------------------
                                      Frank L. Jennings, Principal and
                                      Accounting Officer